Exhibit E(3)

Form of

Schedule A

As of February 1, 2023, this Schedule A forms a part of the Principal Underwriter Agreement dated as of February 6, 2006 (the “Agreement”) between MassMutual Select Funds and MML Distributors, LLC. As of February 1, 2023, this Schedule A supercedes any previous version of said Schedule A.

Name of Series	Classes of Shares

MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Equity Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Fundamental Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Fundamental Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Growth Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Overseas Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Value Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Company Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Strategic Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Total Return Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MM S&P 500® Index Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual 20/80 Allocation Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 40/60 Allocation Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 60/40 Allocation Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 80/20 Allocation Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual RetireSMARTSM 2020 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2025 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2030 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2035 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2040 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2045 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2050 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2055 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2060 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM 2065 by JPMorgan Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	I, R5, Service, Administrative, R4, A, R3
MM Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement 2005 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2045 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2065 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement Balanced Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I

MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation
Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U.S. Treasury Long-Term
Index Fund	I

MASSMUTUAL SELECT FUNDS	MML DISTRIBUTORS, LLC

By:	By:
Name: Renee Hitchcock	Name: Paul LaPiana
Title: CFO and Treasurer	Title: President